                                                                    EXHIBIT 99.2
                                                                    ------------

                                                                    June 2001

                           [LOGO] FIFTH THIRD BANCORP


                         QUARTERLY FINANCIAL SUPPLEMENT
                                   1Q01 - 1Q99

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided. All information, except market price and dividends per common share, has been restated to reflect the acquisition of Old Kent Financial Corporation (4/2/01) accounted for as a pooling-of-interests.

Numbers are unaudited for both year-end and quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 579-6246 or investorrelations.cincinnati@53.com.

                /s/Neal E. Arnold                 /s/Rob Cafera

                Neal E. Arnold                    Rob Cafera
                EVP/Chief Financial Officer       VP/External Reporting Manager
                (513) 579-4356                    (513) 744-6662

FIFTH THIRD BANCORP
YEAR ENDED

                                                                                Years Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                                  2000           1999           1998           1997           1996           1995
                                             ---------------------------------------------------------------------------------------
RATIOS %
--------
Return on Average Assets* **                         1.81           1.74           1.64           1.46           1.39           1.36
Return on Average Equity* **                         20.2           19.2           18.1           16.6           15.5           15.2
Average Equity/Average Assets                        8.98           9.07           9.10           8.82           8.97           8.92
Net Interest Margin                                  3.74           3.97           3.89           3.97           3.95           3.95
Efficiency* **                                       48.5           50.3           51.3           51.2           53.4           55.2
Net Charge-Offs/Average Loans & Leases *             0.26           0.32           0.44           0.45           0.42           0.21
Reserve/Loans & Leases Outstanding                   1.43           1.48           1.56           1.50           1.53           1.66
Nonperforming Assets/Loans, Leases and OREO          0.47           0.40           0.52           0.60           0.63           0.72
Underperforming Assets/Loans, Leases and OREO        0.77           0.61           0.82           0.82           0.91           0.94
Loan Loss Reserve/Nonperforming Assets             303.85         370.86         300.58         250.24         244.00         229.44
Loan Loss Reserve/Underperforming Assets           185.21         241.16         189.33         182.85         167.33         177.69



SHARE DATA
----------
Earnings Per Share                           $       2.02   $       1.68   $       1.44   $       1.39   $       1.16   $       1.09
Earnings Per Diluted Share                           1.98           1.66           1.42           1.37           1.14           1.07
Operating Earnings Per Diluted Share* **             2.10           1.83           1.63           1.37           1.20           1.07
Dividends Per Common Share                           0.70           0.59           0.47           0.38           0.33           0.28
Book Value Per Share                                11.71           9.84           9.64           9.00           8.32           7.66
Common Shares Outstanding (net of treasury)   569,056,843    565,425,468    557,438,774    556,356,059    564,561,419    548,266,213
Market Price Per Share:
  High                                       $      60.88   $      50.29   $      49.42   $      37.11   $      22.00   $      15.11
  Low                                               29.33          38.58          31.67          18.00          12.89           9.29
  Close                                             59.75          48.92          47.54          36.33          18.61          14.47
Price/Earnings Ratio                                30.18          29.47          33.48          26.52          16.32          13.52

SUPPLEMENTAL DATA
-----------------
Common Dividends Declared (000's)            $    324,959   $    247,871   $    186,710   $    137,288   $    118,477   $     97,214
Employees (Full-time Equivalents)                  20,468         21,290         20,375         19,752         18,666         17,483
Banking Centers                                       963            939            931            947            960            925
* - excludes merger-related charges
** - excludes one-time SAIF assessment

FIFTH THIRD BANCORP
YEAR ENDED

                                                                       Years Ended December 31,
                                     ---------------------------------------------------------------------------------------
INCOME STATEMENT ($000S)                 2000           1999           1998           1997           1996           1995
------------------------             ---------------------------------------------------------------------------------------
Interest Income-FTE                  $ 4,994,731    $ 4,238,284    $ 4,085,148    $ 4,003,915    $ 3,680,234    $ 3,292,182
Interest Expense                       2,692,850      2,021,736      2,041,974      2,026,132      1,852,182      1,673,153
                                     ---------------------------------------------------------------------------------------
Net Interest Income-FTE                2,301,881      2,216,548      2,043,174      1,977,783      1,828,052      1,619,029
Loan Loss Provision                      125,661        143,232        156,217        176,619        123,645         79,943
Merger-Related Loan Loss Provision        12,000         26,213         20,202           --             --             --
Operating Income:
  Data Processing Income                 251,730        188,652        146,586        115,362         90,660         77,797
  Service Charges on Deposits            298,389        252,410        230,187        198,884        177,922        149,608
  Trust Income                           281,020        261,531        221,308        174,102        146,209        128,042
  Mortgage banking revenue               255,964        289,526        248,358        160,957        119,774         85,084
  Other Non-Interest Income              369,867        324,692        260,689        224,389        196,042        153,133
  Securities Gains (Losses)                6,175          8,418         49,544         25,303         14,659         20,169
  Foreign Exchange Income                 19,129         13,829          8,484          5,773          3,550          3,060
                                     ---------------------------------------------------------------------------------------
    Total Operating Income             1,482,274      1,339,058      1,165,156        904,770        748,816        616,893
Operating Expenses:
  Staff Expense                          927,945        905,269        824,929        736,103        675,876        590,064
  Equipment Expenses                      99,846         98,380         91,277         81,566         73,796         68,458
  Net Occupancy Expenses                 137,615        131,037        120,284        113,722        104,954         91,935
  Deposit Insurance Expenses               9,079          9,831         10,473          9,779         25,213         43,448
  Foreclosed Property Expense              3,606          3,336          4,345          3,585          3,708          3,395
  Other Expenses                         653,772        636,483        570,154        518,879        485,633        425,118
  One-Time SAIF Assessment                  --             --             --             --           49,600           --
  Merger-Related Charges                  86,973        108,141        146,340           --             --             --
                                     ---------------------------------------------------------------------------------------
    Total Operating Expenses           1,918,836      1,892,477      1,767,802      1,463,634      1,418,780      1,222,418
                                     ---------------------------------------------------------------------------------------
Pre-Tax Income-FTE                     1,727,658      1,493,684      1,264,109      1,242,300      1,034,443        933,561
Tax Equivalent Adjustment                 47,359         38,839         32,991         70,474         59,245         53,423
                                     ---------------------------------------------------------------------------------------
Income Before Income Taxes             1,680,299      1,454,845      1,231,118      1,171,826        975,198        880,138
Applicable Income Taxes                  539,066        507,498        423,468        394,616        320,510        286,556
                                     ---------------------------------------------------------------------------------------
Net Income                           $ 1,141,233    $   947,347    $   807,650    $   777,210    $   654,688    $   593,582
                                     ---------------------------------------------------------------------------------------
   Dividend on preferred stock               740            740            740            740            940          1,106
                                     ---------------------------------------------------------------------------------------
Net income available to common       $ 1,140,493    $   946,607    $   806,910    $   776,470    $   653,748    $   592,476
                                     =======================================================================================
Operating Earnings *                 $ 1,207,126    $ 1,048,007    $   925,288    $   776,470    $   685,007    $   592,476
                                     ---------------------------------------------------------------------------------------
REGULATORY CAPITAL DATA ($000S)
-------------------------------
Tier 1 Capital                       $ 6,317,271    $ 5,573,014    $ 5,117,988    $ 4,612,955    $ 4,157,927    $ 3,832,695
Tier 2 Capital                         1,176,823        911,730        856,547        858,560        828,711        843,819
                                     ---------------------------------------------------------------------------------------
  Total Risk-Based Capital           $ 7,494,094    $ 6,484,744    $ 5,974,535    $ 5,471,515    $ 4,986,638    $ 4,676,514
                                     =======================================================================================
  Total Risk-Adjusted Assets         $55,942,787    $49,379,320    $43,906,496    $41,356,922    $36,316,507    $32,420,872
Leverage Ratio                              9.40%          9.04%          9.13%          8.64%          8.44%          8.58%
Tier 1 Risk-Based Capital Ratio            11.29%         11.29%         11.66%         11.15%         11.45%         11.82%
Total Risk-Based Capital Ratio             13.40%         13.13%         13.61%         13.23%         13.73%         14.42%
* - excludes merger-related charges and one-time SAIF assessment

FIFTH THIRD BANCORP
YEAR ENDED

                                                                         Years Ended December 31,
                                       ---------------------------------------------------------------------------------------------
                                           2000            1999             1998            1997           1996            1995
                                       ---------------------------------------------------------------------------------------------
BALANCE SHEET - ASSETS ($000S)
------------------------------
Cash and Cash Equivalents              $  1,706,538    $  1,892,244    $  1,804,451    $  1,646,867    $  1,785,487    $  1,589,688
Available-for-Sale Securities            19,028,803      15,925,358      15,584,229      13,554,947      12,748,785      10,546,845
Held-to-Maturity Securities                 552,563         738,406         925,646       2,065,920       2,583,366       2,586,181
Other Short-Term Investments                232,524         387,875         247,697         383,806         564,216         583,426
                                       ---------------------------------------------------------------------------------------------
  Total Securities                       19,813,890      17,051,639      16,757,572      16,004,673      15,896,367      13,716,452
                                       ---------------------------------------------------------------------------------------------
    Total Cash and Securities            21,520,428      18,943,883      18,562,023      17,651,540      17,681,854      15,306,140
Loans Held for Sale                       1,654,996       1,198,407       2,861,345       1,590,307         682,544         663,699
Loans and Leases Held for Investment
(before reserve)                         42,530,390      38,836,589      34,115,399      33,906,147      31,597,392      28,488,756
                                       ---------------------------------------------------------------------------------------------
  Total Loans and Leases                 44,185,386      40,034,996      36,976,744      35,496,454      32,279,936      29,152,455
Loan Loss Reserve                          (609,340)       (572,919)       (532,176)       (509,231)       (483,572)       (474,047)
Goodwill                                    532,798         431,845         311,595         244,705         199,328         194,488
Other Intangibles                           234,720         264,120         270,262         274,066         291,792          96,920
                                       ---------------------------------------------------------------------------------------------
  Total Intangible Assets                   767,518         695,965         581,857         518,771         491,120         291,408
Mortgage Servicing Rights                   413,065         381,661         310,316         219,707         153,386          82,768
Other Real Estate Owned                      27,626          20,747          22,079          22,933          31,897          30,337
Other Assets                              3,353,656       2,652,355       2,281,014       1,859,904       1,782,394       1,548,631
                                       ---------------------------------------------------------------------------------------------
    Total Assets                       $ 69,658,339    $ 62,156,688    $ 58,201,857    $ 55,260,078    $ 51,937,015    $ 45,937,692
                                       =============================================================================================
BALANCE SHEET - LIABILITIES ($000S)
-----------------------------------
Deposits                               $ 48,359,441    $ 41,855,805    $ 41,014,027    $ 39,609,006    $ 38,531,504    $ 34,890,934
Borrowings:
  Short-Term                              8,099,297      11,198,167       7,063,090       6,988,900       5,792,388       4,103,526
  Long-Term                               4,311,310       2,003,772       3,263,590       2,505,341       1,995,069       1,881,708
Convertible Subordinated Debentures         172,500         172,500         172,500            --              --              --
Other Liabilities                         2,053,379       1,363,649       1,317,271       1,152,208         923,193         861,332
                                       ---------------------------------------------------------------------------------------------
    Total Liabilities                  $ 62,995,927    $ 56,593,893    $ 52,830,478    $ 50,255,455    $ 47,242,154    $ 41,737,500
                                       =============================================================================================
BALANCE SHEET - EQUITY ($000S)
------------------------------
Common and Preferred Equity               6,635,513       5,864,656       5,293,523       5,049,282       4,678,191       4,154,163
Net Unrealized Gains (Losses) on
  Securities Available for Sale              28,012        (301,861)        135,815         139,921          16,847          46,029
Treasury Stock, at Cost                      (1,113)           --           (57,959)       (184,580)           (177)           --
                                       ---------------------------------------------------------------------------------------------
Total Shareholders' Equity             $  6,662,412    $  5,562,795    $  5,371,379    $  5,004,623    $  4,694,861    $  4,200,192
                                       =============================================================================================
Preferred Shares Outstanding                  9,250           9,250           9,250           9,250           9,250          14,250
Common Shares Outstanding
(net of treasury)                       569,056,843     565,425,468     557,438,774     556,356,059     564,561,419     548,266,213
Treasury Shares Held                         21,875            --         1,383,042       8,137,328          13,266            --

FIFTH THIRD BANCORP
YEAR ENDED

                                                                         Years Ended December 31,
                                       ---------------------------------------------------------------------------------------------
                                           2000            1999            1998            1997            1996            1995
                                       ---------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET ($000'S)
------------------------------
Taxable Securities                     $ 17,245,897    $ 15,389,869    $ 14,825,601    $ 14,356,283    $ 13,786,764    $ 11,545,712
Tax Exempt Securities                     1,383,831       1,511,008       1,265,051       1,068,719       1,171,821       1,168,938
Loans & Leases                           42,690,459      38,652,106      36,013,782      33,850,423      30,742,193      27,598,267
Other Earning Assets                        200,277         327,221         375,837         512,707         536,459         675,687
                                       ---------------------------------------------------------------------------------------------
Total Earning Assets                     61,520,464      55,880,204      52,480,271      49,788,132      46,237,237      40,988,604
                                       ---------------------------------------------------------------------------------------------
Cash and Due from Banks                   1,455,691       1,628,095       1,565,751       1,366,566       1,401,460       1,364,804
Other Assets                              4,227,918       3,343,870       2,781,715       2,494,952       2,212,133       1,715,110
Reserve for Credit Losses                  (594,137)       (559,840)       (522,113)       (488,200)       (484,273)       (460,697)
                                       ---------------------------------------------------------------------------------------------
  Total Assets                         $ 66,609,936    $ 60,292,329    $ 56,305,624    $ 53,161,450    $ 49,366,557    $ 43,607,821
                                       =============================================================================================
Interest Checking                      $  6,548,207    $  6,081,813    $  5,318,358    $  4,437,157    $  3,972,383    $  3,585,746
Savings                                   7,857,873       7,413,312       6,592,961       5,419,319       5,010,127       4,090,058
Money Market Deposits                     1,862,995       2,592,287       2,921,961       3,408,649       3,721,657       3,664,935
Consumer Time Deposits                   14,875,713      14,674,472      15,854,845      16,897,103      16,135,000      13,397,944
                                       ---------------------------------------------------------------------------------------------
  Total Customer Deposits                31,144,788      30,761,884      30,688,125      30,162,228      28,839,167      24,738,683
CDs $100,000 & Over                       3,123,634       3,380,334       3,118,425       3,163,387       3,222,026       3,142,799
Foreign Deposits                          3,895,499         952,277         269,765         440,533         569,057       1,006,439
Short-Term Borrowings                    11,201,963       9,537,213       7,612,216       6,486,088       5,085,046       4,754,023
Long-Term Borrowings                      3,229,340       2,522,803       2,694,953       2,306,648       1,832,919       1,289,630
                                       ---------------------------------------------------------------------------------------------
  Total Interest-Bearing Liabilities     52,595,224      47,154,511      44,383,484      42,558,884      39,548,215      34,931,574
Demand Deposits                           6,257,315       6,078,798       5,626,749       4,931,842       4,492,498       4,049,745
Other Liabilities                         1,776,176       1,591,485       1,169,423         980,531         896,206         736,524
                                       ---------------------------------------------------------------------------------------------
  Total Liabilities                      60,628,715      54,824,794      51,179,656      48,471,257      44,936,919      39,717,843
                                       ---------------------------------------------------------------------------------------------
Shareholders' Equity                      5,981,221       5,467,535       5,125,968       4,690,193       4,429,638       3,889,978
                                       ---------------------------------------------------------------------------------------------
  Total Liabilities & Shareholders'
  Equity                               $ 66,609,936    $ 60,292,329    $ 56,305,624    $ 53,161,450    $ 49,366,557    $ 43,607,821
                                       =============================================================================================

Average Loans and Leases
(excluding held for sale)              $ 41,302,964    $ 36,542,653    $ 33,929,975    $ 32,789,983    $ 30,231,339    $ 27,234,437

Average Common Shares Outstanding
  Basic                                 565,685,977     562,041,032     558,534,169     557,881,999     561,896,024     542,522,904
  Diluted                               578,973,325     575,895,318     571,084,574     566,574,828     572,902,298     558,322,766

FIFTH THIRD BANCORP
YEAR ENDED

                                                                Years Ended December 31,
                                       --------------------------------------------------------------------------
                                         2000         1999         1998         1997         1996         1995
                                       --------------------------------------------------------------------------
ASSET QUALITY ($000S)
---------------------
Non-Accrual Loans                      $ 174,250    $ 133,200    $ 150,472    $ 172,515    $ 156,373    $ 161,823
Renegotiated Loans                         1,603        2,210        5,159        6,589        8,093        7,878
Other Real Estate Owned                   24,685       19,073       21,417       24,389       33,719       36,908
                                       --------------------------------------------------------------------------
  Total Non-Performing Assets            200,538      154,483      177,048      203,493      198,185      206,609
Loans 90+ Days Past Due                  128,454       83,087      104,030       75,001       90,802       60,173
                                       --------------------------------------------------------------------------
  Total NPAs Plus Loans Over 90 Days   $ 328,992    $ 237,570    $ 281,078    $ 278,494    $ 288,987    $ 266,782
                                       ==========================================================================

LOAN PORTFOLIO ($ IN MILLIONS)
------------------------------
(net of unearned discount)
Construction & Land Development        $   3,223    $   2,272    $   1,662    $   1,465    $   1,306    $   1,019
Commercial Mortgages                       6,227        5,640        4,425        3,948        3,701        3,500
Commercial Loans & Leases                 13,306       12,106       10,780       10,240        9,294        8,115
Residential Mortgages                      7,167        7,750       10,569       10,908        9,503        8,392
Home Equity Loans                          6,792        4,524        2,956        2,348        1,692        1,311
Credit Card Outstandings                     362          318          345          380          760          723
Other Consumer                             7,108        7,425        6,239        6,207        6,024        6,093
                                       --------------------------------------------------------------------------
  Total Loans & Leases                 $  44,185    $  40,035    $  36,976    $  35,496    $  32,280    $  29,153
                                       ==========================================================================

NON-PERFORMING LOANS ($000S)
----------------------------
(non-accrual plus renegotiated)
Construction & Land Development        $  10,868    $   4,041    $   4,840    $   6,047    $   9,633    $   2,830
Commercial Mortgages                      42,001       24,861       40,750       39,009       44,107       67,725
Commercial Loans & Leases                 75,315       55,155       71,611       78,737       64,513       61,910
Residential                               41,864       48,271       32,678       49,010       40,168       31,498
Installment                                5,805        3,082        5,752        6,301        6,045        5,738
                                       --------------------------------------------------------------------------
Total                                  $ 175,853    $ 135,410    $ 155,631    $ 179,104    $ 164,466    $ 169,701
                                       ==========================================================================

NET CHARGE-OFFS ($000S) *
-------------------------
Gross Charge-Offs                      $ 175,846    $ 209,274    $ 213,601    $ 196,544    $ 173,729    $  91,472
Recoveries                               (67,051)     (67,682)     (54,904)     (48,770)     (45,277)     (34,212)
                                       --------------------------------------------------------------------------
  Net Charge-Offs                      $ 108,795    $ 141,592    $ 158,697    $ 147,774    $ 128,452    $  57,260
                                       ==========================================================================
* - 1999 and 1998 includes the effect of 4Q 1999, 4Q 1998 and 2Q 1998 merger-related charge-offs of $26,213, $3,000 and $5,952, respectively.

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                             Three Months Ended
                                                -----------------------------------------------------------------------------
                                                   March 31,      December 31,    September 30,    June 30,       March 31,
                                                      2001           2000              2000          2000            2000
                                                -----------------------------------------------------------------------------
RATIOS (%)
----------
Return on Average Assets*                                1.79            1.87            1.83            1.80            1.76
Return on Average Equity*                                18.1            20.4            20.6            21.1            19.6
Average Equity/Average Assets                            9.92            9.18            8.89            8.53            8.96
Net Interest Margin                                      3.81            3.70            3.71            3.74            3.82
Efficiency*                                              48.1            47.9            48.0            48.3            49.9
Net Charge-Offs/Average Loans & Leases *                 0.46            0.33            0.22            0.26            0.25
Reserve/Loans & Leases Outstanding                       1.48            1.43            1.47            1.46            1.46
Nonperforming Assets/Loans, Leases and OREO              0.52            0.47            0.42            0.39            0.41
Underperforming Assets/Loans, Leases and OREO            0.77            0.77            0.69            0.66            0.65
Loan Loss Reserve/Nonperforming Assets                 287.26          303.85          351.30          370.04          356.89
Loan Loss Reserve/Underperforming Assets               192.65          185.21          212.69          221.76          225.67

SHARE DATA
----------
Earnings Per Share                              $        0.52   $        0.56   $        0.55   $        0.44   $        0.47
Earnings Per Diluted Share                               0.51            0.55            0.54            0.43            0.46
Operating Earnings Per Diluted Share*                    0.52            0.55            0.54            0.52            0.49
Dividends Per Common Share                               0.20            0.18            0.18            0.18            0.16
Book Value Per Share                                    12.19           11.71           10.72           10.33            9.99
Common Shares Outstanding (net of treasury)       575,410,069     569,056,843     563,201,628     566,309,657     566,324,584
  High                                          $       61.31   $       60.88   $       54.75   $       48.00   $       48.50
  Low                                                   45.69           43.31           40.94           37.75           29.33
  Close                                                 53.44           59.75           53.88           42.17           42.00
Price/Earnings Ratio                                    26.33           30.18           30.61           25.40           25.15

SUPPLEMENTAL DATA
-----------------
Common Dividends Declared (000's)               $      94,377   $      83,798   $      83,108   $      83,704   $      74,323
Employees (Full-time Equivalents)                      20,508          20,468          20,615          20,826          21,081
Banking Centers                                           974             963             920             922             932
ATMs                                                    1,905           1,947           1,960           1,996           1,977

                                                                      Three Months Ended
                                                --------------------------------------------------------------
                                                  December 31,   September 30,    June 30,       March 31,
                                                      1999            1999            1999            1999
                                                --------------------------------------------------------------
RATIOS (%)
----------
Return on Average Assets*                                1.74            1.76            1.70            1.75
Return on Average Equity*                                19.3            19.4            18.8            19.2
Average Equity/Average Assets                            9.01            9.10            9.05            9.12
Net Interest Margin                                      3.86            3.96            4.03            4.03
Efficiency*                                              49.6            48.9            51.7            51.0
Net Charge-Offs/Average Loans & Leases *                 0.37            0.25            0.32            0.33
Reserve/Loans & Leases Outstanding                       1.48            1.52            1.52            1.54
Nonperforming Assets/Loans, Leases and OREO              0.40            0.43            0.45            0.48
Underperforming Assets/Loans, Leases and OREO            0.61            0.71            0.71            0.78
Loan Loss Reserve/Nonperforming Assets                 370.86          348.44          338.04          318.47
Loan Loss Reserve/Underperforming Assets               241.16          212.04          211.97          198.09


SHARE DATA
----------
Earnings Per Share                              $        0.33   $        0.45   $        0.45   $        0.45
Earnings Per Diluted Share                               0.33            0.44            0.44            0.44
Operating Earnings Per Diluted Share*                    0.48            0.47            0.44            0.44
Dividends Per Common Share                               0.16            0.16            0.13            0.13
Book Value Per Share                                     9.84            9.56            9.59            9.74
Common Shares Outstanding (net of treasury)       565,425,468     565,494,574     560,302,884     557,601,773
  High                                          $       50.29   $       46.58   $       49.50   $       50.29
  Low                                                   38.58           39.08           41.08           41.58
  Close                                                 48.92           40.56           44.38           43.96
Price/Earnings Ratio                                    29.47           23.58           25.80           29.50

SUPPLEMENTAL DATA
-----------------
Common Dividends Declared (000's)               $      74,152   $      65,983   $      54,262   $      53,475
Employees (Full-time Equivalents)                      21,290          21,165          21,326          20,977
Banking Centers                                           939             938             938             940
ATMs                                                    1,962           1,966           1,975           2,044

* - excludes merger-related charges and cumulative effect of adopting SFAS 133.

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                        Three Months Ended
                                            ---------------------------------------------------------------------------------
                                              March 31,     December 31,    September 30,     June 30,         March 31,
                                                 2001          2000             2000            2000             2000
                                            ---------------------------------------------------------------------------------
INCOME STATEMENT ($000S)
------------------------
Interest Income-FTE                         $  1,271,381    $  1,304,507    $  1,288,476    $  1,243,165     $  1,158,583
Interest Expense                                 670,786         720,229         708,595         670,409          593,617
                                            ---------------------------------------------------------------------------------
Net Interest Income-FTE                          600,595         584,278         579,881         572,756          564,966
Loan Loss Provision                               65,939          31,534          26,834          35,309           31,984
Merger-Related Loan Loss Provision                  --              --              --             8,000            4,000
Operating Income:
  Data Processing Income                          69,565          74,898          64,627          59,155           53,050
  Service Charges on Deposits                     77,829          76,639          78,384          75,894           67,472
  Trust Income                                    77,115          70,362          68,889          70,283           71,486
  Mortgage banking revenue                        60,465          64,316          62,731          63,548           65,369
  Other Non-Interest Income                      117,722          91,407          92,984          91,494           93,982
  Securities Gains (Losses)                        4,319           5,815             420            (150)              90
  Foreign Exchange Income                          6,165           4,637           4,917           5,173            4,402
                                            ---------------------------------------------------------------------------------
    Total Operating Income                       413,180         388,074         372,952         365,397          355,851
Operating Expenses:
  Salaries, Wages & Incentives                   203,204         200,595         194,204         193,167          195,222
  Employee Benefits                               37,884          28,298          35,006          38,252           43,201
  Equipment Expenses                              24,891          25,004          24,990          25,221           24,631
  Net Occupancy Expenses                          36,598          36,067          34,158          33,486           33,904
  Deposit Insurance Expense                        2,014           2,255           2,249           2,312            2,263
  Foreclosed Property Expense                      1,879           1,211           1,068             423              904
  Other Expenses                                 178,909         169,081         165,082         160,063          159,546
  Merger-Related and Special Charges                --              --              --            64,848           22,125
                                            ---------------------------------------------------------------------------------
    Total Operating Expenses                     485,379         462,511         456,757         517,772          481,796
                                            ---------------------------------------------------------------------------------
Pre-Tax Income-FTE                               462,457         478,307         469,242         377,072          403,037
Tax Equivalent Adjustment                         12,191          12,470          12,876          12,107            9,906
                                            ---------------------------------------------------------------------------------
Income Before Income Taxes                       450,266         465,837         456,366         364,965          393,131
Applicable Income Taxes                          143,866         146,528         146,686         117,192          128,660
                                            ---------------------------------------------------------------------------------
Net Income                                  $    306,400    $    319,309    $    309,680    $    247,773     $    264,471
                                            ---------------------------------------------------------------------------------
   Cumulative effect of adopting SFAS 133          6,781            --              --              --               --
   Dividend on preferred stock                       185             185             185             185              185
                                            ---------------------------------------------------------------------------------
Net income available to common              $    299,434    $    319,124    $    309,495    $    247,588     $    264,286
                                            =================================================================================
Operating Earnings *                        $    306,215    $    319,124    $    309,495    $    296,715     $    281,792
REGULATORY CAPITAL DATA ($000S)
-------------------------------
Tier 1 Capital                              $  6,573,025    $  6,317,271    $  6,033,849    $  5,966,344     $  5,652,589
Tier 2 Capital                                 1,207,280       1,176,823       1,216,006       1,060,550          932,421
                                            ---------------------------------------------------------------------------------
  Total Risk-Based Capital                  $  7,780,305    $  7,494,094    $  7,249,855    $  7,026,894     $  6,585,010
                                            =================================================================================
Total Risk-Adjusted Assets                  $ 57,656,484    $ 55,942,787    $ 53,149,625    $ 53,179,094     $ 52,517,334
Leverage Ratio                                      9.61%           9.40%           9.07%           9.08%            8.78%
Tier 1 Risk-Based Capital Ratio                    11.40%          11.29%          11.35%          11.22%           10.76%
Total Risk-Based Capital Ratio                     13.49%          13.40%          13.64%          13.21%           12.54%

* - excludes merger-related charges and cumulative effect of adopting SFAS 133.

                                                                Three Months Ended
                                            -------------------------------------------------------------
                                            December 31,    September 30,      June 30,        March 31,
                                                1999            1999             1999            1999
                                            -------------------------------------------------------------
INCOME STATEMENT ($000S)
------------------------
Interest Income-FTE                         $  1,108,531    $  1,082,525     $  1,038,905    $  1,008,323
Interest Expense                                 548,090         516,508          484,261         472,877
                                            -------------------------------------------------------------
Net Interest Income-FTE                          560,441         566,017          554,644         535,446
Loan Loss Provision                               30,404          38,006           41,235          33,587
Merger-Related Loan Loss Provision                26,213            --               --              --
Operating Income:
  Data Processing Income                          56,498          48,263           43,965          39,926
  Service Charges on Deposits                     66,966          65,331           62,273          57,840
  Trust Income                                    65,233          67,131           66,550          62,617
  Mortgage banking revenue                        76,628          66,070           73,305          73,523
  Other Non-Interest Income                       72,542          86,151           83,664          82,335
  Securities Gains (Losses)                          729          (2,995)           6,289           4,395
  Foreign Exchange Income                          3,664           3,496            3,161           3,508
                                            -------------------------------------------------------------
    Total Operating Income                       342,260         333,447          339,207         324,144
Operating Expenses:
  Salaries, Wages & Incentives                   190,629         192,290          196,654         183,383
  Employee Benefits                               28,728          34,083           38,893          40,609
  Equipment Expenses                              25,922          24,056           24,930          23,472
  Net Occupancy Expenses                          34,314          33,153           31,747          31,823
  Deposit Insurance Expense                        2,373           2,483            2,473           2,502
  Foreclosed Property Expense                      1,009             614              771             942
  Other Expenses                                 164,761         154,753          163,133         153,836
  Merger-Related and Special Charges              82,141          26,000             --              --
                                            -------------------------------------------------------------
    Total Operating Expenses                     529,877         467,432          458,601         436,567
                                            -------------------------------------------------------------
Pre-Tax Income-FTE                               316,207         394,026          394,015         389,436
Tax Equivalent Adjustment                          9,818           9,762            9,729           9,530
                                            -------------------------------------------------------------
Income Before Income Taxes                       306,389         384,264          384,286         379,906
Applicable Income Taxes                          116,884         129,831          131,698         129,085
                                            -------------------------------------------------------------
Net Income                                  $    189,505    $    254,433     $    252,588    $    250,821
                                            -------------------------------------------------------------
   Cumulative effect of adopting SFAS 133           --              --               --              --
   Dividend on preferred stock                       185             185              185             185
                                            -------------------------------------------------------------
Net income available to common              $    189,320    $    254,248     $    252,403    $    250,636
                                            =============================================================
Operating Ea$rnings *                       $    273,120    $    271,848     $    252,403    $    250,636
REGULATORY CAPITAL DATA ($000S)
-------------------------------
Tier 1 Capital                              $  5,573,014    $  5,620,852     $  5,310,779    $  5,220,610
Tier 2 Capital                                   911,730         906,195          875,925         797,185
                                            -------------------------------------------------------------
  Total Risk-Based Capital                  $  6,484,744    $  6,527,047     $  6,186,704    $  6,017,795
                                            =============================================================
Total Risk-Adjusted Assets                  $ 49,379,320    $ 46,717,433     $ 44,513,517    $ 43,753,852
Leverage Ratio                                      9.04%           9.51%            9.29%           9.14%
Tier 1 Risk-Based Capital Ratio                    11.29%          12.03%           11.93%          11.93%
Total Risk-Based Capital Ratio                     13.13%          13.97%           13.90%          13.75%

* - excludes merger-related charges and cumulative effect of adopting SFAS 133.

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                    Three Months Ended
                                                       -----------------------------------------------------------------------------
                                                         March 31,      December 31,   September 30,      June 30,       March 31,
                                                           2001            2000            2000            2000            2000
                                                       -----------------------------------------------------------------------------
BALANCE SHEET - ASSETS ($000S)
------------------------------
Cash and Cash Equivalents                              $  1,422,043    $  1,706,538    $  1,433,887    $  1,425,500    $  1,550,611
Available-for-Sale Securities                            19,281,407      19,028,803      18,239,166      18,302,233      18,035,609
Held-to-Maturity Securities                                  28,086         552,563         606,872         617,312         736,019
Other Short-Term Investments                                209,279         232,524         245,005         131,231         393,492
                                                       -----------------------------------------------------------------------------
  Total Securities                                       19,518,772      19,813,890      19,091,043      19,050,776      19,165,120
                                                       -----------------------------------------------------------------------------
    Total Cash and Securities                            20,940,815      21,520,428      20,524,930      20,476,276      20,715,731
Loans Held for Sale                                       3,468,581       1,654,996       1,372,259       1,578,543       1,434,741
Loans and Leases Held for Investment (before reserve)    43,106,807      42,530,390      41,458,106      41,293,376      40,104,015
                                                       -----------------------------------------------------------------------------
  Total Loans and Leases                                 46,575,388      44,185,386      42,830,365      42,871,919      41,538,756
Loan Loss Reserve                                          (639,697)       (609,340)       (607,836)       (602,204)       (584,877)
Goodwill                                                    579,792         532,798         424,992         426,833         424,765
Other Intangibles                                           229,044         234,720         241,270         254,048         260,858
                                                       -----------------------------------------------------------------------------
Intangible Assets                                           808,836         767,518         666,262         680,881         685,623
Mortgage Servicing Rights                                   410,124         413,065         411,687         381,247         397,196
Other Real Estate Owned                                      28,095          27,626          25,307          24,418          19,229
Other Assets                                              3,344,774       3,353,656       3,032,196       3,062,618       2,886,590
                                                       -----------------------------------------------------------------------------
    Total Assets                                       $ 71,468,335    $ 69,658,339    $ 66,882,911    $ 66,895,155    $ 65,658,248
                                                       =============================================================================
BALANCE SHEET - LIABILITIES ($000S)
-----------------------------------
Interest Checking                                      $  7,969,642    $  7,125,969    $  6,444,286    $  6,396,465    $  6,610,646
Savings                                                   8,573,504       8,335,489       7,837,947       7,755,921       7,908,632
Money Market Deposits                                     1,826,433       1,772,648       1,725,227       1,935,001       2,036,396
Consumer Time Deposits                                   15,554,222      15,642,715      15,042,726      14,617,035      14,598,644
                                                       -----------------------------------------------------------------------------
  Total Customer Deposits                                33,923,801      32,876,821      31,050,186      30,704,422      31,154,318
CDs $100,000 & Over                                       3,653,808       3,637,710       3,440,033       3,349,972       2,290,276
Foreign Deposits                                          1,283,963       4,692,529       1,462,030       3,847,185       5,240,275
Short-Term                                               10,877,233       8,099,297      11,544,177      12,313,110      11,257,125
Long-Term                                                 5,173,244       4,311,310       5,171,621       2,587,003       2,042,986
Convertible Subordinated Debentures                         172,500         172,500         172,500         172,500         172,500
                                                       -----------------------------------------------------------------------------
  Total Interest-Bearing Liabilities                     55,084,549      53,790,167      52,840,547      52,974,192      52,157,480
                                                       -----------------------------------------------------------------------------
Demand Deposits                                           7,061,772       7,152,381       6,280,460       6,364,057       6,211,112
Other Liabilities                                         2,306,150       2,053,379       1,724,229       1,707,569       1,633,892
                                                       -----------------------------------------------------------------------------
    Total Liabilities                                    64,452,471      62,995,927      60,845,236      61,045,818      60,002,484
                                                       =============================================================================
BALANCE SHEET - EQUITY ($000S)
------------------------------
Common and Preferred Equity                               6,938,885       6,635,513       6,400,978       6,178,780       6,033,142
Net Unrealized Gains (Losses) on
  Securities Available for Sale                              76,979          28,012        (198,531)       (329,443)       (377,378)
Treasury Stock, at Cost                                        --            (1,113)       (164,772)           --              --
                                                       -----------------------------------------------------------------------------
Total Shareholders' Equity                             $  7,015,864    $  6,662,412    $  6,037,675    $  5,849,337    $  5,655,764
                                                       =============================================================================
Preferred Shares Outstanding                                  9,250           9,250           9,250           9,250           9,250
Common Shares Outstanding (net of treasury)             575,410,069     569,056,843     563,201,628     566,309,657     566,324,584
Treasury Shares Held                                           --            21,875       3,600,000            --              --

                                                                             Three Months Ended
                                                        ------------------------------------------------------------
                                                        December 31,    September 30,      June 30,       March 31,
                                                            1999            1999            1999            1999
                                                        ------------------------------------------------------------
BALANCE SHEET - ASSETS ($000S)
------------------------------
Cash and Cash Equivalents                               $  1,892,244    $  1,516,495    $  1,662,362    $  1,540,597
Available-for-Sale Securities                             15,925,358      16,033,871      16,135,707      16,344,881
Held-to-Maturity Securities                                  738,406         826,789         844,015         899,455
Other Short-Term Investments                                 387,875         487,039         198,403         205,546
                                                        ------------------------------------------------------------
  Total Securities                                        17,051,639      17,347,699      17,178,125      17,449,882
                                                        ------------------------------------------------------------
    Total Cash and Securities                             18,943,883      18,864,194      18,840,487      18,990,479
Loans Held for Sale                                        1,198,407       1,641,915       1,658,703       1,899,632
Loans and Leases Held for Investment (before reserve)     38,836,589      38,250,894      36,518,638      34,889,002
                                                        ------------------------------------------------------------
  Total Loans and Leases                                  40,034,996      39,892,809      38,177,341      36,788,634
Loan Loss Reserve                                           (572,919)       (580,061)       (553,577)       (538,709)
Goodwill                                                     431,845         319,666         324,359         319,870
Other Intangibles                                            264,120         254,816         251,215         263,570
                                                        ------------------------------------------------------------
Intangible Assets                                            695,965         574,482         575,574         583,440
Mortgage Servicing Rights                                    381,661         386,058         377,027         351,797
Other Real Estate Owned                                       19,349          19,659          19,790          21,369
Other Assets                                               2,653,753       2,489,786       2,815,744       2,087,716
                                                        ------------------------------------------------------------
    Total Assets                                        $ 62,156,688    $ 61,646,927    $ 60,252,386    $ 58,284,726
                                                        ============================================================
BALANCE SHEET - LIABILITIES ($000S)
-----------------------------------
Interest Checking                                       $  6,525,622    $  6,097,388    $  5,974,045    $  5,822,178
Savings                                                    7,528,729       7,546,047       7,481,462       7,245,099
Money Market Deposits                                      2,177,984       2,490,038       2,552,657       2,792,219
Consumer Time Deposits                                    14,665,357      14,752,513      14,518,395      14,592,471
                                                        ------------------------------------------------------------
  Total Customer Deposits                                 30,897,692      30,885,986      30,526,559      30,451,967
CDs $100,000 & Over                                        2,533,626       2,857,385       2,896,852       3,852,596
Foreign Deposits                                           2,260,413         696,780       1,744,350         410,309
Short-Term                                                11,198,167      11,534,448       9,166,323       7,903,452
Long-Term                                                  2,003,772       2,571,239       2,809,964       2,742,160
Convertible Subordinated Debentures                          172,500         172,500         172,500         172,500
                                                        ------------------------------------------------------------
  Total Interest-Bearing Liabilities                      49,066,170      48,718,338      47,316,548      45,532,984
                                                        ------------------------------------------------------------
Demand Deposits                                            6,164,074       6,227,283       6,295,415       5,877,584
Other Liabilities                                          1,363,649       1,293,294       1,267,471       1,444,793
                                                        ------------------------------------------------------------
    Total Liabilities                                     56,593,893      56,238,915      54,879,434      52,855,361
                                                        ============================================================
BALANCE SHEET - EQUITY ($000S)
------------------------------
Common and Preferred Equity                                5,864,656       5,636,050       5,483,694       5,358,322
Net Unrealized Gains (Losses) on
  Securities Available for Sale                             (301,861)       (228,038)       (106,113)        100,343
Treasury Stock, at Cost                                         --              --            (4,629)        (29,300)
                                                        ------------------------------------------------------------
Total Shareholders' Equity                              $  5,562,795    $  5,408,012    $  5,372,952    $  5,429,365
                                                        ============================================================
Preferred Shares Outstanding                                   9,250           9,250           9,250           9,250
Common Shares Outstanding (net of treasury)              565,425,468     565,494,574     560,302,884     557,601,773
Treasury Shares Held                                            --              --           110,454         699,167

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                                 Three Months Ended
                                                     ------------------------------------------------------------------------------
                                                      March 31,      December 31,   September 30,      June 30,       March 31,
                                                         2001            2000            2000            2000            2000
                                                     ------------------------------------------------------------------------------
AVERAGE BALANCE SHEET ($000S)
-----------------------------
Taxable Securities                                   $ 17,626,644    $ 17,401,269    $ 17,416,705    $ 17,713,139    $ 17,096,576
Tax Exempt Securities                                   1,311,895       1,344,961       1,387,353       1,442,892       1,629,452
Loans & Leases                                         45,053,440      44,050,197      43,415,231      42,407,424      40,749,563
                                                     ------------------------------------------------------------------------------
Total Earning Assets                                   63,991,979      62,796,427      62,219,289      61,563,455      59,475,591
                                                     ------------------------------------------------------------------------------
Cash and Due from Banks                                 1,356,181       1,362,986       1,349,887       1,515,734       1,602,068
Other Assets                                            4,508,190       4,326,532       4,134,259       3,797,002       3,882,442
Reserve for Credit Losses                                (612,928)       (603,800)       (604,997)       (593,113)       (574,351)
                                                     ------------------------------------------------------------------------------
  Total Assets                                       $ 69,243,422    $ 67,882,145    $ 67,098,438    $ 66,283,078    $ 64,385,750
                                                     ==============================================================================
Interest Checking                                    $  7,352,535    $  6,683,496    $  6,472,719    $  6,538,858    $  6,497,098
Savings                                                 8,387,530       8,108,064       7,800,984       7,797,927       7,722,998
Money Market Deposits                                   1,776,509       1,727,943       1,766,923       1,854,168       2,105,486
Consumer Time Deposits                                 15,663,933      15,368,706      14,888,242      14,635,098      14,604,641
                                                     ------------------------------------------------------------------------------
  Total Customer Deposits                              33,180,507      31,888,209      30,928,868      30,826,051      30,930,223
Certificates - $100,000 and Over                        3,764,000       3,470,422       3,435,503       3,002,097       2,579,277
Foreign Office Deposits                                 2,171,676       3,356,012       3,870,518       5,592,282       2,769,387
Short-Term Borrowings                                   9,108,119      10,121,271      10,872,969      11,525,191      12,279,643
Long-Term Borrowings                                    5,504,679       4,325,954       4,159,772       2,166,431       2,271,691
                                                     ------------------------------------------------------------------------------
  Total Interest-Bearing Liabilities                   53,728,981      53,161,868      53,267,630      53,112,052      50,830,221
Demand Deposits                                         6,478,754       6,564,650       6,159,992       6,245,165       6,057,142
Other Liabilities                                       2,164,223       1,925,905       1,704,655       1,275,158       1,728,356
                                                     ------------------------------------------------------------------------------
  Total Liabilities                                    62,371,958      61,652,423      61,132,277      60,632,375      58,615,719
Shareholders' Equity                                    6,871,464       6,229,722       5,966,161       5,650,703       5,770,031
                                                     ------------------------------------------------------------------------------
  Total Liabilities & Shareholders' Equity           $ 69,243,422    $ 67,882,145    $ 67,098,438    $ 66,283,078    $ 64,385,750
                                                     ==============================================================================

Average Loans and Leases (excluding held for sale)   $ 42,891,054    $ 42,489,976    $ 42,042,943    $ 40,901,833    $ 39,444,240

Average Common Shares Outstanding
  Basic                                               571,181,662     565,262,982     565,439,872     566,271,992     565,776,239
  Diluted                                             586,852,457     580,405,529     578,443,616     578,856,010     577,501,480

                                                                         Three Months Ended
                                                     ------------------------------------------------------------
                                                     December 31,    September 30,     June 30,       March 31,
                                                         1999            1999            1999            1999
                                                     ------------------------------------------------------------
AVERAGE BALANCE SHEET ($000S)
-----------------------------
Taxable Securities                                   $ 15,741,283    $ 15,771,695    $ 15,881,163    $ 15,473,517
Tax Exempt Securities                                   1,515,394       1,526,710       1,519,696       1,478,740
Loans & Leases                                         40,327,908      39,448,621      37,818,978      36,967,013
                                                     ------------------------------------------------------------
Total Earning Assets                                   57,584,585      56,747,026      55,219,837      53,919,270
                                                     ------------------------------------------------------------
Cash and Due from Banks                                 1,721,548       1,586,603       1,579,952       1,624,051
Other Assets                                            3,523,703       3,356,545       3,324,432       3,166,808
Reserve for Credit Losses                                (587,102)       (566,500)       (549,477)       (535,606)
                                                     ------------------------------------------------------------
  Total Assets                                       $ 62,242,734    $ 61,123,674    $ 59,574,744    $ 58,174,523
                                                     ============================================================
Interest Checking                                    $  6,343,289    $  6,118,989    $  6,032,382    $  5,826,840
Savings                                                 7,630,530       7,563,135       7,362,003       7,089,398
Money Market Deposits                                   2,317,655       2,596,029       2,654,643       2,806,128
Consumer Time Deposits                                 14,770,618      14,637,545      14,507,807      14,782,922
                                                     ------------------------------------------------------------
  Total Customer Deposits                              31,062,092      30,915,698      30,556,835      30,505,288
Certificates - $100,000 and Over                        2,758,008       3,556,533       3,622,291       3,591,191
Foreign Office Deposits                                 2,357,156         737,276         386,558         307,748
Short-Term Borrowings                                  10,328,517      10,040,310       9,272,763       8,481,570
Long-Term Borrowings                                    2,136,050       2,682,571       2,682,537       2,593,595
                                                     ------------------------------------------------------------
  Total Interest-Bearing Liabilities                   48,641,823      47,932,388      46,520,984      45,479,392
Demand Deposits                                         6,213,320       6,097,388       6,106,668       5,893,963
Other Liabilities                                       1,778,483       1,531,654       1,555,865       1,497,628
                                                     ------------------------------------------------------------
  Total Liabilities                                    56,633,626      55,561,430      54,183,517      52,870,983
Shareholders' Equity                                    5,609,108       5,562,244       5,391,227       5,303,540
                                                     ------------------------------------------------------------
  Total Liabilities & Shareholders' Equity           $ 62,242,734    $ 61,123,674    $ 59,574,744    $ 58,174,523
                                                     ============================================================

Average Loans and Leases (excluding held for sale)   $ 38,574,935    $ 37,706,715    $ 35,707,418    $ 34,186,015

Average Common Shares Outstanding
  Basic                                               565,711,394     563,723,336     559,136,894     558,541,773
  Diluted                                             578,024,149     577,393,825     573,464,269     573,446,332

FIFTH THIRD BANCORP
QUARTER ENDED

                                                                 Three Months Ended
                                       ------------------------------------------------------------------------
                                         March 31,    December 31,   September 30,    June 30,       March 31,
                                           2001           2000           2000           2000           2000
                                       ------------------------------------------------------------------------
ASSET QUALITY ($000S)
---------------------
Non-Accrual Loans                      $   196,575    $   174,250    $   148,897    $   139,310    $   143,941
Renegotiated Loans                           1,957          1,603          1,353          1,720          1,851
Other Real Estate Owned                     24,159         24,685         22,776         21,710         18,089
                                       ------------------------------------------------------------------------
  Total Non-Performing Assets              222,691        200,538        173,026        162,740        163,881
Loans 90+ Days Past Due                    109,360        128,454        112,758        108,813         95,296
                                       ------------------------------------------------------------------------
  Total NPAs Plus Loans Over 90 Days   $   332,051    $   328,992    $   285,784    $   271,553    $   259,177
                                       ========================================================================
LOAN PORTFOLIO ($ IN MILLIONS)
(net of unearned discount)
Construction & Land Development        $     3,424    $     3,223    $     2,864    $     2,644    $     2,377
Commercial Mortgages                         6,680          6,227          6,068          6,009          5,524
Commercial Loans & Leases                   13,542         13,306         12,921         12,883         12,739
Residential Mortgages                        8,472          7,167          7,501          7,724          8,131
Home Equity Loans                            6,842          6,792          6,303          5,850          5,066
Credit Card Outstandings                       332            362            324            312            293
Other Consumer                               7,283          7,108          6,849          7,450          7,408
                                       ------------------------------------------------------------------------
  Total Loans & Leases                 $    46,575    $    44,185    $    42,830    $    42,872    $    41,538
                                       ========================================================================

NON-PERFORMING LOANS ($000S)
----------------------------
(non-accrual plus renegotiated)
Construction & Land Development        $     9,780    $    10,868    $     5,430    $     4,363    $     3,124
Commercial Mortgages                        53,168         42,001         21,217         22,567         25,287
Commercial Loans & Leases                   81,939         75,315         78,641         76,829         78,165
Residential                                 46,489         41,864         41,941         34,224         35,936
Installment                                  7,156          5,805          3,021          3,047          3,280
                                       ------------------------------------------------------------------------
Total                                  $   198,532    $   175,853    $   150,250    $   141,030    $   145,792
                                       ========================================================================
NET CHARGE-OFFS ($000S) *
-------------------------
Gross Charge-Offs                      $    65,235    $    54,044    $    38,615    $    41,355    $    41,832
Recoveries                                 (16,882)       (19,098)       (15,642)       (15,314)       (16,997)
                                       ------------------------------------------------------------------------
  Net Charge-Offs                      $    48,353    $    34,946    $    22,973    $    26,041    $    24,835
                                       ========================================================================

                                                            Three Months Ended
                                       --------------------------------------------------------
                                       December 31,   September 30,    June 30,       March 31,
                                           1999           1999           1999           1999
                                       --------------------------------------------------------
ASSET QUALITY ($000S)
---------------------
Non-Accrual Loans                      $   133,200    $   144,187    $   139,963    $   144,029
Renegotiated Loans                           2,210          3,047          4,221          4,214
Other Real Estate Owned                     19,073         19,240         19,576         20,914
                                       --------------------------------------------------------
  Total Non-Performing Assets              154,483        166,474        163,760        169,157
Loans 90+ Days Past Due                     83,087        107,082         97,402        102,789
                                       --------------------------------------------------------
  Total NPAs Plus Loans Over 90 Days   $   237,570    $   273,556    $   261,162    $   271,946
                                       ========================================================
LOAN PORTFOLIO ($ IN MILLIONS)
(net of unearned discount)
Construction & Land Development        $     2,272    $     2,080    $     1,914    $     1,739
Commercial Mortgages                         5,640          5,469          5,140          4,834
Commercial Loans & Leases                   12,106         11,587         11,168         10,675
Residential Mortgages                        7,750          9,175          9,126          9,501
Home Equity Loans                            4,524          3,931          3,529          3,268
Credit Card Outstandings                       318            299            313            301
Other Consumer                               7,425          7,352          6,987          6,471
                                       --------------------------------------------------------
  Total Loans & Leases                 $    40,035    $    39,893    $    38,177    $    36,789
                                       ========================================================

NON-PERFORMING LOANS ($000S)
----------------------------
(non-accrual plus renegotiated)
Construction & Land Development        $     4,041    $     2,959    $     2,806    $     3,694
Commercial Mortgages                        24,861         38,396         48,798         40,822
Commercial Loans & Leases                   55,155         56,524         57,651         64,941
Residential                                 48,271         43,162         28,696         31,740
Installment                                  3,082          6,193          6,233          7,046
                                       --------------------------------------------------------
Total                                  $   135,410    $   147,234    $   144,184    $   148,243
                                       ========================================================
NET CHARGE-OFFS ($000S) *
-------------------------
Gross Charge-Offs                      $    81,749    $    41,241    $    44,824    $    41,460
Recoveries                                 (19,492)       (17,566)       (16,740)       (13,884)
                                       --------------------------------------------------------
  Net Charge-Offs                      $    62,257    $    23,675    $    28,084    $    27,576
                                       ========================================================

* - 4Q99 includes the effect of merger-related charge-offs of $26,213.